Supplement to the

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

Funds of Fidelity Money Market Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2007

The following information supplements similar information found in the "Management Contracts" section beginning on page 21.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

RMM/RGMB-08-01 July 11, 2008
1.475766.110